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                                                                    EXHIBIT 10.3



                                 TERM LOAN NOTE

$22,000,000.00                                               Birmingham, Alabama
                                                                    May 10, 2001


         FOR VALUE RECEIVED, PROASSURANCE CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of BANK OF AMERICA, N.A., a national banking association (the "Lender"), the principal sum of TWENTY-TWO MILLION AND NO/100 DOLLARS ($22,000,000.00), or such lesser amount as shall equal the aggregate unpaid principal amount of all Borrowings disbursed by the Lender to the Borrower pursuant to Section 2.2 of the Credit Agreement referred to below, on the dates and in the amounts provided for Borrowings under the Term Loan Facility pursuant to the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of SouthTrust Bank, as Administrative Agent, 420 North 20th Street, Birmingham, Alabama 35203, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Borrowings under the Term Loan Facility funded by the Lender, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This note is one of the Term Loan Notes referred to in the Credit Agreement dated as of May 10, 2001 among the Borrower, the Lenders listed on the signature pages thereof, and SouthTrust Bank, as Lead Arranger, Syndication Agent, and Administrative Agent, and Bank of America, National Association, as Co-Arranger (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this note is collected by law or through an attorney at law. This note is entitled to the security provided by the Credit Agreement and the Collateral Documents referred to therein.

         The Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         THIS NOTE IS MADE AND DELIVERED IN THE STATE OF ALABAMA AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ALABAMA WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

        [Remainder of Page Intentionally Blank. Signature Page Follows.]


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         IN WITNESS WHEREOF, the Borrower has caused this note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                              PROASSURANCE CORPORATION


                                              By:
                                                  ------------------------------
                                                  Name:  A. Derrill Crowe
                                                  Title: Chairman

[CORPORATE SEAL]


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                                                                      SCHEDULE A
                                                               TO TERM LOAN NOTE



                         LOANS AND PAYMENTS OF PRINCIPAL

   DATE              BASE RATE BORROWING              AMOUNT             AMOUNT OF           MATURITY            NOTATION
                      OR EURODOLLAR RATE           OF BORROWING          PRINCIPAL             DATE              MADE BY
                          BORROWING                                       REPAID

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


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